UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

Earth Science Tech Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55000	80-0961484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10650 NW 29th Terrace

Doral, FL 33172

(Address of principal executive offices)

(305) 615-2118

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 29, 2022, the Company, through its court appointed Receiver, entered into a confidential settlement agreement with one of its note holders whereby the Company agreed to pay $85,000 (“Settlement Amount”) in satisfaction of convertible notes totaling $454,717. The Settlement Amount is payable in tranches as follows: $5,000.00 on August 31, 2022, $20,000.00 on September 30, 2022, $20,000.00 on October 31, 2022, $20,000.00 on November 30, 2022, and $20,000.00 on December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: May 9, 2022	By:	/s/ Nickolas S. Tabraue
Nickolas S. Tabraue
	Its:	CEO and Director